Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of March 20, 2013, among HEALTH MANAGEMENT ASSOCIATES, INC., a Delaware corporation, (the “Borrower”), the Restricted Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”), each Lender with a Replacement Term B Loan Commitment (as defined below) (collectively the “Replacement Term B Lenders”) and each of the other Lenders party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this First Amendment).

W I T N E S S E T H:

WHEREAS, the Borrower, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of November 18, 2011 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”)

WHEREAS, on the date hereof, there are outstanding Term B Loans under the Credit Agreement (for purposes of this First Amendment, herein called the “Existing Term B Loans”) in an aggregate principal amount of $1,364,751,313.44;

WHEREAS, in accordance with the provisions of Section 2.16 of the Credit Agreement, the Borrower wishes to amend the Credit Agreement to refinance in full the outstanding Existing Term B Loans with the proceeds of Replacement Term B Loans (as defined below), as more fully provided herein; and

WHEREAS, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc. shall act as joint lead arrangers and joint bookrunners with respect to this First Amendment and the Replacement Term B Loans provided for hereunder;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Replacement Term B Loans/Commitments.

(a) The Administrative Agent has prepared a schedule (the “Replacement Loan Commitment Schedule”) which sets forth the allocated Other Term Commitments of the Replacement Term B Lenders with respect to the Replacement Term B Loans (collectively, the “Replacement Term B Loan Commitments”). The Administrative Agent has notified each Replacement Term B Lender of its allocated Replacement Term B Loan Commitments, and the Administrative Agent has executed this First Amendment on behalf of each Replacement Term B Lender.

(b) (i) Subject to the satisfaction (or waiver) of the conditions set forth in Section 4 hereof, the Replacement Term B Lenders hereby agree to make Replacement Term B Loans (as defined below) to Borrower on the First Amendment Effective Date in the aggregate principal amount of $1,364,751,313.44 to refinance all outstanding Existing Term B Loans in accordance with Section 2.16 of the Credit Agreement. It is understood and agreed that the Replacement Term B Loans being made pursuant to this First Amendment shall constitute Other Term Loans and Refinancing Indebtedness as defined in the Credit Agreement and the Existing Term B Loans being refinanced shall constitute Refinanced Debt as defined in the Credit Agreement.

(ii) On the First Amendment Effective Date, all then outstanding Term B Loans shall be refinanced in full as follows:

(w) the outstanding aggregate principal amount of Existing Term B Loans of each Term B Lender which does not have a Replacement Term B Loan Commitment (each a “Non-Converting Lender”) shall be repaid in full in cash;

(x) to the extent any Lender has a Replacement Term B Loan Commitment that is less than the full outstanding aggregate principal amount of Existing Term B Loans of such Lender, such Lender shall be repaid in cash in an amount equal to the difference between such Lender’s Replacement Term B Loan Commitment and outstanding aggregate principal amount of Existing Term B Loans of such Lender (the “Non-Converting Portion”);

(y) the outstanding aggregate principal amount of Existing Term B Loans of each Lender which has a Replacement Term B Loan Commitment (each a “Converting Lender” and collectively the “Converting Lenders”; and, together with the Non-Converting Lenders, the “Existing Term B Lenders”) shall automatically be converted into Replacement Term B Loans (each, a “Converted Replacement Term B Loan”) in a principal amount equal to such Converting Lender’s Existing Term B Loans less an amount equal to any Non-Converting Portion of such Converting Term B Lender (the “Term B Loan Conversion”); and

(z) (1) each Lender that is not an Existing Term B Lender with a Replacement Term B Loan Commitment (each, a “New Term B Lender”) and (2) each Converting Term B Lender with a Replacement Term B Loan Commitment in an amount in excess of the aggregate principal amount of Existing Term B Loans of such Converting Term B Lender (such difference, the “New Term B Commitment”), agree to make to the Borrower a new Term B Loan (each, a “New Term B Loan” and, collectively, the “New Term B Loans” and, together with the Converted Replacement Term B Loans, the “Replacement Term B Loans”) in a principal amount equal to such Converting Term B Lender’s New Term B Commitment or such New Term B Lender’s Replacement Term B Loan Commitment, as the case may be, on the First Amendment Effective Date.

(iii) Each Replacement Term B Lender hereby agrees to fund its Replacement Term B Loans in an aggregate principal amount equal to such Replacement Term B Lender’s

Replacement Term B Loan Commitment as follows: (x) each Converting Term B Lender shall fund its Replacement Term B Loans to the Borrower by converting its then outstanding principal amount of Existing Term B Loans into Replacement Term B Loans in an equal principal amount as provided in clause (ii)(y) above (or, if it elects to have its Existing Term B Loans repaid in cash in full, shall fund an amount in cash corresponding to the amount of its Converted Replacement Term B Loans to the Administrative Agent), (y) (1) each Converting Term B Lender with a New Term B Commitment shall fund in cash an amount equal to its New Term B Commitment to the Administrative Agent and (2) each New Term B Lender shall fund in cash an amount equal to its Replacement Term B Loan Commitment to the Administrative Agent and (z) the Administrative Agent shall, on behalf of each Converting Term B Lender with a New Term B Commitment and each New Term B Lender (and, if applicable, on behalf of each Converting Term B Lender that elects to have its Existing Term B Loans repaid in full in cash), fund in cash to the Borrower all amounts received by it pursuant to the preceding clauses (x) and (y).

(c) All Interest Periods applicable to Existing Term B Loans shall continue in effect (for the same amount of principal of the Replacement Term B Loans) after the First Amendment Effective Date and shall apply to the Replacement Term B Loans made on the First Amendment Effective Date (until such Interest Periods expire, at which time subsequent Interest Periods shall be determined in accordance with the provisions of Section 2.02 of the Credit Agreement). New Term B Loans shall be initially incurred pursuant to one or more Borrowings of Eurodollar Rate Loans, with such Borrowings to be subject to (i) Interest Periods which commence on the First Amendment Effective Date and end on the last day of the Interest Periods applicable to the Existing Term B Loans and (ii) the Eurodollar Rate applicable to the Replacement Term B Loans. The Replacement Term B Loans of each Replacement Term B Lender shall be allocated ratably to such Interest Periods (based upon the relative principal amounts of Borrowings of Existing Term B Loans subject to such Interest Periods immediately prior to the First Amendment Effective Date), with the effect being that Existing Term B Loans which are converted into Replacement Term B Loans hereunder shall continue to be subject to the same Interest Periods and any Replacement Term B Loans that are funded in cash on the First Amendment Effective Date shall be ratably allocated to the various Interest Periods as described above.

(d) On the First Amendment Effective Date, the Borrower shall pay in cash (i) all interest accrued on the Existing Term B Loans through the First Amendment Effective Date and (ii) to each Non-Converting Lender and each Converting Lender with a Non-Converting Portion, any breakage loss or expenses due under Section 3.05 of the Credit Agreement (it being understood that existing Interest Periods of the Existing Term B Loans held by Replacement Term B Lenders prior to the First Amendment Effective Date shall continue on and after the First Amendment Effective Date and the Replacement Term B Loans incurred in replacement thereof shall accrue interest in accordance with Section 2.08 of the Credit Agreement on and after the First Amendment Effective Date). Each Converting Lender hereby waives any entitlement to any breakage loss or expenses due under Section 3.05 of the Credit Agreement with respect to the repayment of that portion of its Existing Term B Loans with the proceeds of Converted Replacement Term B Loans.

(e) Promptly following the First Amendment Effective Date, all Notes, if any, evidencing the Existing Term B Loans shall be cancelled, and any Replacement Term B Lender may request that its Replacement Term B Loan be evidenced by a Note pursuant to Section 2.11(a) of the Credit Agreement.

(f) Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the New Term B Loans (if any) will be used solely to repay outstanding Existing Term B Loans of Non-Converting Lenders (if any) or outstanding Existing Term B Loans of Converting Lenders in an amount equal to any Non-Converting Portion (if any) on the First Amendment Effective Date.

SECTION 2. Other Amendments to Credit Agreement.

(a) Subject to the satisfaction (or waiver) of the conditions set forth in Section 4 hereof, upon the making of the Replacement Term B Loans, the Credit Agreement is hereby amended as follows:

(i) The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the references to “2.50%” and “3.50%” appearing in subsection (b) of such definition and replacing them with “1.75%” and “2.75%”, respectively.

(ii) The definition of “Base Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “2.00%” appearing in clause (d) thereof and replacing it with “1.75%”.

(iii) The definition of “Eurodollar Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting each reference to “1.00%” appearing in subsection (c) of such definition and replacing it with “0.75%”.

(iv) The definition of “Refinancing Conditions” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “other than with respect to any Indebtedness incurred pursuant to Section 2.16,” at the beginning of clause (vi) in such definition.

(v) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term B Loans” in its entirety as follows:

“Term B Loans” means (a) prior to the First Amendment Effective Date and the making of the Replacement Term B Loans pursuant to and as defined in the First Amendment, the term loans made by the Lenders on the Closing Date to the Borrower pursuant to Section 2.01(a)(ii), and (b) on and after the First Amendment Effective Date and upon the making of the Replacement Term B Loans pursuant to and as defined in the First Amendment, the Replacement Term B Loans pursuant to and as defined in the First Amendment.

(vi) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

“First Amendment” means the First Amendment to Credit Agreement, dated as of March 20, 2013, among the Borrower, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders party thereto.

“First Amendment Effective Date” means March 20, 2013.

“Term B Lender” means, at any time, (a) on or prior to Closing Date, any Lender that has a Term B Commitment at such time and (b) at any time after the Closing Date, any Lender that holds Term B Loans at such time.

(vii) Section 2.05(a)(ii) of the Credit Agreement is hereby amended by deleting the words “on or prior to the first anniversary of the Closing Date” and replacing them with the words “on or prior to the date that is six months after the First Amendment Effective Date”.

SECTION 3. Waiver of Refinancing Condition. Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4, the Required Lenders hereby waive compliance of the Replacement Term B Loans with clause (vi) of the definition of “Refinancing Conditions” in the Credit Agreement.

SECTION 4. Conditions of Effectiveness of this First Amendment. This First Amendment shall become effective on the First Amendment Effective Date upon satisfaction (or waiver) of the following conditions:

(a) the Borrower, the Guarantors, and the Administrative Agent, on behalf of itself, each Replacement Term B Lender and the Required Lenders, shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to King & Spalding LLP, 100 N Tryon Street, Suite 3900, Charlotte, NC 28202, Attention: Bryant Gatrell (bgatrell@kslaw.com; telephone: (704) 503-2590; facsimile number: (704) 503-2622), counsel to the Administrative Agent;

(b) the Administrative Agent shall have received executed consents (each a “Lender Consent”) from the Replacement Term B Lenders and the Required Lenders authorizing the Administrative Agent to enter into this First Amendment on their behalf. The delivery by the Administrative Agent of its signature page to this First Amendment shall constitute conclusive evidence that the consents from the Replacement Term B Lenders and Required Lenders have been obtained;

(c) the Borrower shall have paid, by wire transfer of immediately available funds, to the Lead Arranger, fees pursuant to the Engagement Letter, dated as of March 11, 2013, between the Borrower and the Lead Arranger;

(d) on the First Amendment Effective Date and after giving effect to this First Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower and each other Loan Party in this First Amendment, the Credit Agreement and the other Loan Documents shall be true and correct on and as of the First Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date;

(e) the Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower, certifying compliance with the requirements of the preceding clause (d) and of the succeeding clause (f);

(f) there shall have been no event or circumstance since December 31, 2011 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

(g) there shall have been delivered to the Administrative Agent (A) copies of resolutions of the board of directors of the Borrower approving and authorizing the execution, delivery and performance of this First Amendment, certified as of the First Amendment Effective Date by a Responsible Officer of the Borrower as being in full force and effect without modification or amendment, (B) good standing certificates for the Borrower from the jurisdiction in which it is organized and (C) a certificate of a Responsible Officer of the Borrower, certifying that since the Closing Date, except as attached to such certificate, there have been no changes to the Organization Documents of the Borrower and attaching copies of any such Organization Documents that have changed since the Closing Date; and

(h) the Administrative Agent shall have received a favorable opinion from Davis, Polk & Wardwell, special New York counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 5. Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent and the Lead Arranger for all reasonable and documented out-of-pocket expenses (including, without limitation, the reasonable and documented fees and expenses of King & Spalding LLP) incurred in connection with the negotiation, preparation, execution and delivery of this First Amendment and all other documents and instruments delivered in connection herewith.

SECTION 6. Status. This First Amendment shall constitute a Loan Document and a Refinancing Amendment.

SECTION 7. Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this First Amendment, the Borrower and each other Loan Party represents and warrants to the Administrative Agent and the Lenders party hereto on and as of the First Amendment Effective Date that, in each case:

(a) all of the representations and warranties contained of the Borrower and each other Loan Party in the Credit Agreement or the other Loan Documents are true and correct on and as of the First Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct as of such earlier date;

(b) no Default or Event of Default exists as of the First Amendment Effective Date, or would result from the making of the Replacement Term B Loans or from the application of the proceeds therefrom; and

(c) after giving effect to the making of the Replacement Term B Loans, each Loan Party is Solvent.

SECTION 8. Consent and Appointment. The Borrower hereby consents to the assignment of any Replacement Term B Loans to any Replacement Term B Lender who is not an Existing Lender.

SECTION 9. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the First Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this First Amendment, and (ii) each Replacement Term B Lender shall constitute a “Lender” as defined in the Credit Agreement.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this First Amendment.

(c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 10. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 11. Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this First Amendment.

SECTION 12. Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this First Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 13. Acknowledgement and Consent. Each of the Loan Parties hereby agrees, with respect to each Loan Document to which it is a party:

(a) all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall remain in full force and effect on a continuous basis after giving effect to the First Amendment; and

(b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.27 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the First Amendment as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents, all as provided in such Loan Documents.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

BORROWER:

HEALTH MANAGEMENT ASSOCIATES, INC.

By:	/s/ Kelly E. Curry
Name:	Kelly E. Curry
Title:	Chief Financial Officer

Signature Page to First Amendment

GUARANTORS:

AMORY HMA, LLC

BARTOW HMA, LLC

BILOXI H.M.A., LLC

BRANDON HMA, LLC

BREVARD HMA ALF, LLC

BREVARD HMA HME, LLC

BREVARD HMA HOME HEALTH, LLC

BREVARD HMA HOLDINGS, LLC

BREVARD HMA HOSPICE, LLC

BREVARD HMA HOSPITALS, LLC

BREVARD HMA INVESTMENT PROPERTIES, LLC

BREVARD HMA NURSING HOME, LLC

CAMPBELL COUNTY HMA, LLC

CARLISLE HMA, LLC

CAROLINAS JV HOLDINGS GENERAL, LLC

CAROLINAS JV HOLDINGS, L.P.

CENTRAL FLORIDA HMA HOLDINGS, LLC

CENTRAL STATES HMA HOLDINGS, LLC

CHESTER HMA, LLC

CITRUS HMA, LLC

CLARKSDALE HMA, LLC

COCKE COUNTY HMA, LLC

FLORIDA HMA HOLDINGS, LLC

FORT SMITH HMA, LLC

HAMLET H.M.A., LLC

HEALTH MANAGEMENT ASSOCIATES, LLC

HMA CAT, LLC

HMA FENTRESS COUNTY GENERAL HOSPITAL, LLC

HMA HOSPITALS HOLDINGS, LLC

HMA SANTA ROSA MEDICAL CENTER, LLC

HOSPITAL MANAGEMENT ASSOCIATES, INC.

JACKSON HMA, LLC

JEFFERSON COUNTY HMA, LLC

KENNETT HMA, LLC

By:	/s/ Kelly E. Curry
Name: Kelly E. Curry Title: Chief Financial Officer

Signature Page to First Amendment

GUARANTORS:

KEY WEST HMA, LLC

KNOXVILLE HMA HOLDINGS, LLC

LEHIGH HMA, LLC

LONE STAR HMA, L.P.

MADISON HMA,LLC

MELBOURNE HMA, LLC

MESQUITE HMA GENERAL, LLC

METRO KNOXVILLE HMA, LLC

MISSISSIPPI HMA HOLDINGS I, LLC

MISSISSIPPI HMA HOLDINGS II, LLC

MONROE HMA, LLC

NAPLES HMA, LLC

POPLAR BLUFF REGIONAL MEDICAL CENTER, LLC

PORT CHARLOTTE HMA, LLC

PUNTA GORDA HMA, LLC

RIVER OAKS HOSPITAL, LLC

ROCKLEDGE HMA, LLC

ROH, LLC

SEBASTIAN HOSPITAL, LLC

SEBRING HOSPITAL MANAGEMENT ASSOCIATES, LLC

SOUTHEAST HMA HOLDINGS, LLC

SOUTHWEST FLORIDA HMA HOLDINGS, LLC

STATESVILLE HMA, LLC

VAN BUREN H.M.A., LLC

VENICE HMA, LLC

WINDER HMA, LLC

YAKIMA HMA, LLC

By:	/s/ Kelly E. Curry
Name: Kelly E. Curry Title: Chief Financial Officer

Signature Page to First Amendment

WELLS FARGO BANK, N.A., as Administrative Agent (on behalf of the Replacement Term B Lenders and Required Lenders), Collateral Agent, Swing Line Lender, L/C Issuer, and a Lender

By:	/s/ Monique Gasque
	Name:	Monique Gasque
	Title:	Vice President

Signature Page to First Amendment